EXHIBIT 99.2

For: Authentidate Holding Corp.

Investor Contacts:	Media Contact:

Todd Fromer / Garth Russell	Shelley Pfaendler
KCSA Worldwide	KCSA Worldwide
212-896-1215 / 212-896-1250	212-896-1248
tfromer@kcsa.com / grussell@kcsa.com	spfaendler@kcsa.com

AUTHENTIDATE TECHNOLOGY USED TO CREATE ELECTRONIC HEALTH

INSURANCE CARD FOR ONE OF THE LARGEST PRIVATE HEALTH

INSURANCE COMPANIES IN GERMANY

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New Agreement Will Create the Largest Smart Card Project in Europe

DÜSSELDORF, Germany and BERKELEY HEIGHTS, N.J. – January 11, 2007 – Authentidate Holding Corp. (Nasdaq: ADAT) announced today that its German subsidiary, Authentidate International AG, will develop a Card and Application Management System (CAMS) on a subcontract basis for both ISKV, a leading provider of healthcare information systems in Germany and Deutsche Angestellten-Krankenkasse (DAK), the second largest health insurance company in Germany.

CAMS will form the basis of an electronic health insurance card to be issued by DAK. By integrating the development into the largest Smart Card project in Europe, DAK has achieved significant progress for itself and its partner health insurance companies towards the introduction of an electronic health insurance card for Germany.

ISKV was commissioned to implement various basic components for the extensive project within the context of a European-wide invitation to bid. ISKV’s long-standing strategic partner, Authentidate, is supporting ISKV on a number of fronts, particularly in connection with software development and special services required for the Card and Application Management System.

With this project, DAK is a forerunner for the nationwide introduction of the electronic health insurance card in Germany. During the project, DAK expects to issue more than six million Smart Cards. The introduction of the electronic health insurance card makes it possible to optimize processes and reduce costs. At the same time, insured persons benefit from better information networking and are served faster, more purposefully and cost-effectively.

DAK will operate its own Certificate Authority for the electronic health insurance card which includes CAMS. In addition, the DAK Certificate Authority will provide the necessary certificates for the members’ health insurance cards and guarantee secure communication between patients, doctors, hospitals and health insurance companies.

CAMS will also enable DAK to consolidate data and to manage members’ health insurance cards. The management of the members’ health insurance cards is the central component for secure communication within the entire Germany-wide IT network infrastructure.

Authentidate provides several important scalability components for CAMS as well as the necessary security requirements for DAK. Apart from the establishment of the Certificate Authority for card-to-card authentication, this also includes the implementation of a complete public key infrastructure for X.509 certificates, which also comprises the use of Authentidate’s own Online Certificate Status Protocol responder and validation server.

With the aid of the Authentidate components, DAK can check whether the certificate of an insurance card is valid and whether the card was used lawfully during the visit to the doctor.

Authentidate also provides the security concepts for the entire Card and Application Management System and the Certificate Authority on the basis of the ISO Standard 27001.

According to Frank Krause, Managing Director of ISKV, “We are delighted that we, together with our long-standing partner Authentidate, can work on such an important and trendsetting project for DAK. The joint solution from ISKV and Authentidate provides optimal conditions for setting up the necessary infrastructure to introduce an electronic health insurance card quickly and in accordance with requirements.”

About DAK

DAK is an institution under public law with self-administration. It is the second largest private health insurance company in Germany with about 4.7 million members, 6.2 million insured persons, approximately 12,000 employees and 900 offices. With a tradition and expertise in national insurance that goes back 230 years, DAK helps in cases of illness. With a choice of nine offers, DAK wants to reward healthy behavior. In addition, the company is considered to be particularly innovative within the statutory Health Insurance Fund. With supplementary insurance and individual tariffs as well as a large number of contracts of integrated care, it is implementing the health care reform in a consistent manner.

DAK computer center, as an operator of KAMS, was set up in 1962. It provides computer center services for DAK, HEK, HMK and VdAK. It provides approximately 15,000 end-users with IT services and handles business processes for around 5.2 million members and consists of two simultaneously productive computer centers that function as an online network with mutual failure redundancy.

About ISKV

ISKV (ARGE Information Systems in the Statutory Health Insurance GmbH) was set up in 1994 as a GmbH with its head office in Essen and currently employs about 300 employees. The annual turnover in 2004 was 34.7 million euros. The company is an affiliation of several types of health insurance funds and is based on the regulations of the § 219 Social Security Statute Book V. The aim of the company is the development, transfer and support of information systems within the Statutory Health Insurance Fund as well as its further development. The information systems are developed in close coordination with the customers via study groups and test groups – staffed by employees from the types of health insurance funds involved.

About Authentidate International AG

Authentidate International AG in Düsseldorf, Germany, develops and provides independent business-process solutions enabling customers to simply and quickly integrate digital signatures and time stamps into existing corporate processes. The unique set of solutions can be used for almost any business process (i.e. billing, workflow, archiving, scanning and e-mail communication) to significantly reduce costs and optimize processing immediately.

Press release Jan 11, 2007 / page 2 of 3

Many high-profile companies in various industries and governmental organizations have used Authentidate’s digital signature solutions for years in Germany, Europe and other countries to substitute paper processing with legally binding, electronic business processes in accordance with international and local legal environments.

For the first time, professional signature solutions are available either as boxed products, web services or individual solutions, based on a common, flexible and modular architecture. The elements of the unique offering, available from Authentidate may be used independently or in combination with other solutions. Today, many software vendors have already integrated Authentidate’s signature products into their standard offerings. Therefore any organization now may easily benefit from automatic digital signatures processing.

In addition, Authentidate offers governmentally certified trust center services in accordance with the German Signature Act and the EU Signature Directive. Authentidate International AG was accredited by the German Federal Network Agency (Regulatory Agency for Telecommunications and Postal Affairs) in November of 2001 and operates a trust center especially for time stamp services.

About Authentidate Holding Corp.

Authentidate Holding Corp. is a worldwide provider of secure enterprise workflow management applications that incorporate its proprietary and patent pending content authentication technology in the form of the United States Postal Service® Electronic Postmark® and electronic signing solutions. Authentidate also provides secure document management solutions, and enterprise network security products and services.

The company operates its software and services businesses in three segments: the Security Software Solutions segment (including Authentidate, Inc., Trac Medical Solutions, Inc. and Authentidate International AG), the Document Management Solutions segment (Docstar Division) and the Systems Integration segment (DJS). For more information, visit the company’s website at http://www.authentidate.com.

This press release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Act of 1934. When used in this release, the words “believe,” “anticipate,” “think,” “intend,” “plan,” “will be,” “expect,” and similar expressions identify such forward-looking statements. Such statements regarding future events and/or the future financial performance of the Company are subject to certain risks and uncertainties, which could cause actual events or the actual future results of the Company to differ materially from any forward-looking statement. Such risks and uncertainties include, among other things, the availability of any needed financing, the Company’s ability to implement its business plan for various applications of its technologies, related decisions by the USPS, the impact of competition, the management of growth, and the other risks and uncertainties that may be detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission. In light of the significant risks and uncertainties inherent in the forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

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This document is available on the KCSA Worldwide Website at www.kcsa.com.

Press release Jan 11, 2007 / page 3 of 3